UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 1, 2008

BANK OF FLORIDA CORPORATION

(Exact name of registrant as specified in its charter)

Florida	333-74997	59-3535315
(State or other jurisdiction Of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

1185 Immokalee Road, Naples, Florida	34110
(address of principal executive offices)	(Zip Code)

Registrant’s telephone number: (239) 254-2100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.	Regulation FD Disclosure.

On December 1, 2008, Bank of Florida Corporation issued a press release concerning its presentation at the FBR Capital Markets 2008 Fall Investor Conference to be held December 2 and 3, 2008 in New York, New York. A copy of the press release was furnished as Exhibit 99.1 to this report and a copy of the presentation is furnished as Exhibit 99.2 to this report. This amendment is being filed with one corrected page, one expanded page and one additional page to the presentation as Exhibit 99.3 to this report.

ITEM 9.01.	Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are being furnished with this Report:

99.1	Press Release (incorporated be reference from the original filing on November 24, 2008)

99.2	Investor Presentation (incorporated be reference from the original filing on November 24, 2008)

99.3	Corrected, Expanded and Additional Pages to the Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bank of Florida Corporation
(Registrant)

Date: December 3, 2008

/s/ Tracy L. Keegan
Tracy L. Keegan
Chief Financial Officer & Executive Vice President